--------------------------------------------------------------------------------
GLOBAL SMALL CAP
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                               [GRAPHIC OMITTED]

Alliance Global
Small Cap Fund

Annual Report
July 31, 2001

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
September 25, 2001

Dear Shareholder:

We at Alliance Capital extend our deepest sympathy to all those affected by the tragic events of September 11, and our profound gratitude to all who have demonstrated such boundless courage and bravery in the rescue and recovery efforts. Our thoughts and prayers are with those whose lives have been forever changed by this terrible tragedy.

We are thankfully able to report that all Alliance Capital employees are safe. The firm is intact and all of our systems are fully functional. We did not have to enact our disaster or business recovery protocols, and we are conducting business across all markets.

At the moment, there are, of course, many economic and market unknowns. While we cannot know how the markets will continue to react to these or future events, history would indicate that panic selling at moments of crisis is neither wise nor ultimately profitable. Maintaining a long-term perspective and consulting with your financial advisor are more prudent courses of action.

This report provides the performance and market activity for Alliance Global Small Cap Fund (the "Fund") for the annual reporting period ended July 31, 2001.

Investment Objectives and Policies

This open-end fund seeks long-term growth of capital. It invests principally in a diversified global portfolio of equity securities issued by small capitalization companies.

Investment Results

The following table provides performance data for the Fund and its benchmark, the Morgan Stanley Capital International (MSCI) World Index, and its peer group, the Lipper Global Small Company Funds Average, for the six- and 12-month periods ended July 31, 2001.

INVESTMENT RESULTS*
Periods Ended July 31, 2001

                                                             -------------------
                                                                Total Returns
                                                             -------------------
                                                             6 Months  12 Months
--------------------------------------------------------------------------------

Alliance Global Small Cap Fund
  Class A                                                     -21.05%    -33.85%
--------------------------------------------------------------------------------
  Class B                                                     -21.54%    -34.44%
--------------------------------------------------------------------------------
  Class C                                                     -21.49%    -34.43%
--------------------------------------------------------------------------------
MSCI World Index                                              -13.37%    -18.87%
--------------------------------------------------------------------------------
Lipper Global Small Company Funds Average                     -14.12%    -18.60%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of July 31, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Returns for Advisor Class shares will vary due to different expenses associated with this class. Past performance is no guarantee of future results.

      The unmanaged MSCI World Index is a market capitalization-weighted index that measures the perfor-


--------------------------------------------------------------------------------
                                              ALLIANCE GLOBAL SMALL CAP FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      mance of stock markets in 23 countries. The Lipper Global Small Company Funds Average reflects the performance of 40 funds for the six- and 12-month periods. These funds have generally similar investment objectives to the Fund, although investment policies for the various funds may differ. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Global Small Cap Fund.

      Additional investment results appear on pages 7-10.

Overall, the Fund underperformed its benchmark, the MSCI World Index, for the six- and 12-month periods ended July 31, 2001. Compared to the benchmark, the Fund maintained a high relative weighting in small-cap growth orientated stocks and relative underweight in defensive and value orientated stocks. These holdings were the principal contributors to the Fund's underperformance over both investment periods as the slowdown in economic growth and further retrenchment of historically rich valuations weighed particularly heavily on small-cap growth stock performance while favoring the defensive and value asset classes. Regional asset allocation had a mildly negative impact on the overall performance of the Fund during the six- and 12-month periods, due to the Fund's modest overweight position in Japanese equities and modest underweight position in U.S. equities as compared to the MSCI World index.

Looking at the U.S. block of the Fund, in both the six- and 12-month periods, its returns compared favorably to the Russell 2500 Growth Index, which consists of smaller-capitalized companies. A modest underweight in technology combined with strong stock selection across three of the U.S. block's four major sectors accounted for the majority of the block's outperformance against the Russell 2500 Growth Index.

Exposure to European and Asian technology stocks significantly detracted from the performance of the Fund's non-U.S. equity block. Part of this negative contribution to performance was offset by strong relative returns from Japanese health care and cosmetic stocks and from European cyclical holdings.

Investment Review

The U.S. small-cap growth market remained a difficult place in which to invest during the period under review. Decelerating economic growth has taken its toll on virtually every sector of the economy and negative surprises and revisions have become almost commonplace. The hardest hit companies have been those in the technology and telecommunications industries. The weakness in these two areas has been both dramatic and widespread. Following several years of unsustainable rapid growth and oversized profits, many technology companies are likely to decline in size and lose money in 2001. While few clear signs of a bottom have emerged, the rate of deterio-


--------------------------------------------------------------------------------
2 o ALLIANCE GLOBAL SMALL CAP FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

ration within some technology sub-sectors appears to have stabilized. Furthermore, expectations have begun to more accurately reflect the difficulty of the current environment and many technology stocks now trade at levels that are 75% or more below their March 2000 highs. The U.S. block's performance has benefited modestly from a small underweight in technology stocks for much of the past 12 months.

Fundamentals across the consumer, commercial services and industrial sectors of the economy have also suffered from the decelerating economy, albeit to a much less pronounced degree. Practically the only sector displaying strong favorable fundamentals has been health care. Unaffected by the macroeconomic environment, companies across most of the industries that comprise the health care sector continue to post strong results. Perhaps not surprisingly, health care stocks have been some of the best relative performers within the small-cap growth universe. The U.S. block's relative returns have benefited from an overweighted exposure to health care stocks throughout most of the 12-month period.

Health care stocks accounted for the U.S. block's two best performers over the six-month period. Biopharmaceutical company Gilead Sciences was at the top of the list and benefited from favorable response to several key drugs under development. Sicor, a pharmaceutical company, continued to produce strong returns and drove its stock into the number two position of the Fund's portfolio during the period. Health Extras, a reseller of extended disability insurance was close behind, as investors began to appreciate the viability of Health Extra's unique selling model. Book and entertainment software reseller Barnes & Noble was another strong performer during the period as the competitive threat from online booksellers subsided and investors grew more enthusiastic about the next generation entertainment software platform cycle. One other strong contributor was Intersil, a provider of communications semiconductors. Although near-term fundamentals at Intersil have remained difficult, the stock performed well during the period in anticipation of improved end-market demand later this year.

Notable disappointments during the six-month period included two telecommunications service companies, GT Group Telecomm and Flag Telecomm. Both of these companies lost more than 50% of their value as investors aggressively sold telecommunications stocks across the board. Software companies Informatica, NetIQ and Actuate were three other poor performers. These stocks performed poorly as demand for all but the most mission critical software applications deteriorated significantly. On the health care front, Titan Pharmaceutical sold off sharply following approval delays for an important drug under development.


--------------------------------------------------------------------------------
                                              ALLIANCE GLOBAL SMALL CAP FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

During the period under review, non-U.S. small companies suffered from poor share price performance as evidence increased that the economic slowdown in the U.S. had spread to both Europe and the Far East. Policymakers responded by following the Federal Reserve's lead, and both the European Central Bank and the Bank of Japan cut interest rates. However, the loosening of monetary policy failed to have a positive impact on the economy, and, as a result, the equity valuations of non-U.S. smaller companies were hit by a marked reduction in profitability and large downgrades in future earnings forecasts.

Japanese smaller companies' indices, while registering losses, performed relatively better than their European peers as a result of the optimistic outlook that the new Prime Minister Koizumi could possibly accelerate much needed macroeconomic and financial market reform measures. The speed with which European economies slowed over the last six months took investors by surprise and was the principal reason why European smaller companies were sold down aggressively. Furthermore, the positive impact of new measures, such as taxation reform, were impotent in the face of the deceleration in gross domestic product
(GDP) growth.

Looking at the non-U.S. sector level performance, technology, media and telecommunications (TMT) stocks remained the worst performers as profitability and the sustainability of business models were questioned following a collapse in demand for services, particularly from larger corporations. The performance of non-TMT sectors was generally better on a relative basis, however, growth-oriented companies suffered more than value-oriented companies, as did defensively positioned sectors.

The non-U.S. portion of the Fund continued to focus its investments in companies with higher than average earnings growth. Over the period under review, positions in TMT stocks were selectively reduced, particularly in companies where we had lower conviction levels in their visibility and fundamentals, but maintained a strong relative representation. Additionally, we increased holdings within certain economically sensitive companies in expectation that their share prices could rise as the macro-environment improves.

The non-U.S. initial public offering (IPO) market dried up to an almost non-existent level as investors showed little appetite for funding new deals. There is now a large number of smaller companies in the IPO pipeline, and we anticipate that equity issuance will pick up strongly when equity market sentiment improves. Going forward, we expect this will provide the Fund with some exciting investment propositions.

Outlook

The horrific events of September 11 will clearly have a negative impact on many businesses across many segments of an


--------------------------------------------------------------------------------
4 o ALLIANCE GLOBAL SMALL CAP FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

already fragile economy. Companies are likely to be more conservative in their hiring and capital spending outlooks, and, in turn, consumers are likely to significantly rein in their spending going into the seasonally important Christmas selling season. In short, expectations that economic growth would find a bottom in the third or fourth quarter of this year are likely to prove aggressive.

Layer on top of the heightened macro uncertainty an increasingly risk averse investor base and you are left with a challenging environment for small-growth stock investors. Over the near-term, we would expect U.S.-based small-cap growth stocks to have a difficult time outperforming both large-cap growth stocks and small-cap value stocks. However, given that historically, small-cap growth stocks tend to be very strong absolute and relative performers coming out of periods of adversity, we believe that longer-term investors will be best served by staying the course and maintaining an appropriate level of small-cap growth exposure.

Non-U.S. small-capitalization securities have suffered alongside large-cap securities in the wake of the disasters in New York, Washington and Pennsylvania. Investors have become extremely concerned by the possibility of a sustained worldwide recession as a result of a collapse in consumer confidence since the attacks. At this point in time, we await definitive proof of a substantial deterioration in global economic prospects. It is hard to see any positive near-term news flow from macroeconomic statistics, however, we are encouraged that the coordinated reaction from the world's central banks in easing monetary policy suggests a much more proactive stance to the economic slowdown than previously. We anticipate that this decline in the cost of money will boost global liquidity to the extent that money will find its way back to the equity markets as corporate earnings begin to improve early next year.

Since the events of September 11, the portfolio management team has not made any wholesale changes to the U.S. block's positioning. On the margin, money has been shifted out of more economically sensitive names and names dependant on discretionary consumer spending and into names perceived to be better positioned to weather a deeper, more protracted downturn. Additionally, while the group maintains its philosophy of paying up when necessary to own the very best companies, they are cognizant of the current environment and have taken a more selective approach to valuations.

The non-U.S. block of the Fund will remain alert to opportunities in the small-cap arena. Valuations at this time look compelling, and we would expect the asset class to show leadership as market sentiment improves after the recent selling climax. We will continue to focus on companies that demonstrate superior relative earnings growth in industries we consider to offer long-term growth.


--------------------------------------------------------------------------------
                                              ALLIANCE GLOBAL SMALL CAP FUND o 5

----------------------
LETTER TO SHAREHOLDERS
----------------------

Thank you for your interest and investment in Alliance Global Small Cap Fund. We look forward to reporting to you again on market activity and the Fund's investment result in the upcoming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Bruce K. Aronow

Bruce K. Aronow
Vice President


/s/ Mark H. Breedon

Mark H. Breedon
Vice President

[PHOTO]     John D. Carifa

[PHOTO]     Bruce K. Aronow

[PHOTO]     Mark H. Breedon

Bruce K. Aronow and Mark H. Breedon, Portfolio Managers, have over 37 combined years of investment experience.


--------------------------------------------------------------------------------
6 o ALLIANCE GLOBAL SMALL CAP FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE GLOBAL SMALL CAP FUND
GROWTH OF A $10,000 INVESTMENT
7/31/91 TO 7/31/01

MSCI World Index: $25,599

Lipper Global Small Company Funds Average: $23,333

Alliance Global Small Cap Fund Class A: $18,312

[The following table was depicted as a mountain chart in the printed material.]


                            Lipper Global Small
                Fund       Company Funds Average  MSCI World Index
-------------------------------------------------------------------------------
7/31/91         9573               10000               10000
7/31/92         9412               10515               10036
7/31/93        10298               12465               11996
7/31/94        11003               13897               13267
7/31/95        12831               16537               15205
7/31/96        15072               18158               16623
7/31/97        19061               22164               22135
7/31/98        19536               22403               24816
7/31/99        21002               23916               28765
7/31/00        27683               31525               31554
7/31/01        18312               23333               25599

This chart illustrates the total value of an assumed $10,000 investment in Alliance Global Small Cap Fund Class A shares (from 7/31/91 to 7/31/01) as compared to the performance of an appropriate broad-based index and the Lipper Global Small Cap Funds Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged MSCI World Index is a market capitalization-weighted index that measures the performance of stock markets in 23 countries.

The Lipper Global Small Company Funds Average reflects the performance of 5 funds (based on the number of funds in the average from 7/31/91 to 7/31/01). These funds have generally similar investment objectives to Alliance Global Small Cap Fund, although the investment policies of some funds included in the average may vary.

When comparing Alliance Global Small Cap Fund to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance Global Small Cap Fund.


--------------------------------------------------------------------------------
                                              ALLIANCE GLOBAL SMALL CAP FUND o 7

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE GLOBAL SMALL CAP FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 7/31

                              [BAR CHART OMITTED]

            Alliance Global Small Cap Fund--Yearly Periods Ended 7/31
--------------------------------------------------------------------------------
                               Alliance Global Small Cap Fund   MSCI World Index
--------------------------------------------------------------------------------
      7/31/92                               -1.68%                     0.36%
      7/31/93                                9.41%                    19.53%
      7/31/94                                6.85%                    10.60%
      7/31/95                               16.62%                    14.61%
      7/31/96                               17.46%                     9.32%
      7/31/97                               26.47%                    33.16%
      7/31/98                                2.49%                    12.11%
      7/31/99                                7.51%                    15.91%
      7/31/00                               31.81%                     9.69%
      7/31/01                              -33.85%                   -18.87%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B, Class C and Advisor Class shares will vary due to different expenses charged to these classes. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged MSCI World Index is a market capitalization-weighted index that measures the performance of stock markets in 23 countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Global Small Cap Fund.


--------------------------------------------------------------------------------
8 o ALLIANCE GLOBAL SMALL CAP FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
July 31, 2001

INCEPTION DATES         PORTFOLIO STATISTICS

Class A Shares          Net Assets ($mil): $119.5
9/29/66                 Median Market Capitalization ($mil): $1,858
Class B Shares
9/17/90
Class C Shares
5/3/93

SECTOR BREAKDOWN

 25.6% Technology                   [PIE CHART]
 22.4% Consumer Services
 18.2% Health Care
 10.0% Finance
  5.0% Capital Goods
  4.5% Energy
  3.8% Basic Industry
  3.0% Consumer Staples
  2.2% Utilities
  2.0% Transportation
  1.9% Consumer Manufacturing

  1.4% Short-Term Investments

REGIONAL BREAKDOWN

 53.2% The Americas                 [PIE CHART]
 25.9% Europe
 19.3% Asia/Pacific
  0.2% Middle East/Africa

  1.4% Short-Term Investments

All data as of July 31, 2001. The Fund's sector and regional breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                              ALLIANCE GLOBAL SMALL CAP FUND o 9

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2001

Class A Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                     1 Year               -33.85%                   -36.66%
                    5 Years                 3.97%                     3.06%
                   10 Years                 6.70%                     6.24%

Class B Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                     1 Year               -34.44%                   -36.69%
                    5 Years                 3.17%                     3.17%
                10 Years(a)                 6.08%                     6.08%

Class C Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                     1 Year                -34.43%                   -34.99%
                    5 Years                  3.16%                     3.16%
            Since Inception*                 6.86%                     6.86%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT QUARTER-END (JUNE 30, 2001)

                                      Class A           Class B         Class C
--------------------------------------------------------------------------------
                     1 Year           -35.64%           -35.62%         -33.94%
                    5 Years             2.67%             2.80%           2.79%
                   10 Years             7.42%             7.27%(a)        7.75%*

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

The Fund can invest in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investing in the stocks of small companies may provide the potential for greater returns, but is generally more volatile and the loss of principal may be greater, than funds investing in stocks of larger, more established companies. The Fund pursues an aggressive investment strategy and an investment in the Fund is risky.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Since Inception: 5/3/93, Class C.

(a)   Assumes conversion of Class B shares into Class A shares after 8 years.


--------------------------------------------------------------------------------
10 o ALLIANCE GLOBAL SMALL CAP FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
July 31, 2001

                                                                      Percent of
Company                                    Country   U.S. $ Value     Net Assets
--------------------------------------------------------------------------------
Bank of Fukuoka, Ltd.                        Japan   $  2,141,110           1.8%
--------------------------------------------------------------------------------
Sogecable, SA                                Spain      2,127,217           1.8
--------------------------------------------------------------------------------
Hoya Corp.                                   Japan      1,901,104           1.6
--------------------------------------------------------------------------------
Kose Corp.                                   Japan      1,830,693           1.5
--------------------------------------------------------------------------------
Lattice Group Plc                   United Kingdom      1,573,061           1.3
--------------------------------------------------------------------------------
Sampo-Leonia Insurance                     Finland      1,476,431           1.2
--------------------------------------------------------------------------------
CIMA Labs, Inc.                      United States      1,463,242           1.2
--------------------------------------------------------------------------------
Banyu Pharmaceutical Co., Ltd.               Japan      1,387,982           1.2
--------------------------------------------------------------------------------
Sankyo Co., Ltd.                             Japan      1,283,053           1.1
--------------------------------------------------------------------------------
Kobenhavns Lufthavne A/S
   (Copenhagen Airports A/S)               Denmark      1,250,301           1.0
--------------------------------------------------------------------------------
                                                     $ 16,434,194          13.7%

MAJOR PORTFOLIO CHANGES
Six Months Ended July 31, 2001

                                         ---------------------------------------
                                                         Shares
                                         ---------------------------------------
                                                                        Holdings
Purchases                                      Country        Bought     7/31/01
--------------------------------------------------------------------------------
Aldeasa, SA                                      Spain        39,700      63,000
--------------------------------------------------------------------------------
Atlas Copco AB                                  Sweden        37,200      37,200
--------------------------------------------------------------------------------
CRH Plc                                        Ireland        54,302      54,302
--------------------------------------------------------------------------------
DSM NV                                     Netherlands        27,800      27,800
--------------------------------------------------------------------------------
Net One Systems Co., Ltd.                        Japan            60          60
--------------------------------------------------------------------------------
Nippon Television Network Corp.                  Japan         3,500       3,500
--------------------------------------------------------------------------------
Sogecable, SA                                    Spain        35,600      93,600
--------------------------------------------------------------------------------
Tektronix, Inc.                          United States        30,700      30,700
--------------------------------------------------------------------------------
THQ, Inc.                                United States        15,800      15,800
--------------------------------------------------------------------------------
W-H Energy Services, Inc.                United States        31,200      31,200
--------------------------------------------------------------------------------

                                                                        Holdings
Sales                                         Country          Sold      7/31/01
--------------------------------------------------------------------------------
Alcatel Optronics                              France        35,180          -0-
--------------------------------------------------------------------------------
Caremark RX, Inc.                       United States        78,800          -0-
--------------------------------------------------------------------------------
Cephalon, Inc.                          United States        17,300          -0-
--------------------------------------------------------------------------------
Coflexip, SA (ADR)                             France        14,400          -0-
--------------------------------------------------------------------------------
Daito Trust Construction Co., Ltd.              Japan        93,400          -0-
--------------------------------------------------------------------------------
King Pharmaceuticals, Inc.              United States        52,125          -0-
--------------------------------------------------------------------------------
Kyorin Pharmaceuticals Co., Ltd.                Japan        61,000          -0-
--------------------------------------------------------------------------------
Laboratory Corp. of America Holding     United States         8,500          -0-
--------------------------------------------------------------------------------
Rhodia, SA                                     France       107,000          -0-
--------------------------------------------------------------------------------
Saizeriya Co., Ltd.                             Japan        40,300          -0-
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 11

----------------------------
TEN LARGEST COUNTRY HOLDINGS
----------------------------

TEN LARGEST COUNTRY HOLDINGS
July 31, 2001

                                                                      Percent of
Country                                        U.S. $ Value           Net Assets
--------------------------------------------------------------------------------
United States                                  $ 64,026,646                53.5%
--------------------------------------------------------------------------------
Japan                                            18,120,668                15.2
--------------------------------------------------------------------------------
United Kingdom                                    7,132,643                 6.0
--------------------------------------------------------------------------------
Spain                                             4,368,127                 3.6
--------------------------------------------------------------------------------
Germany                                           3,420,067                 2.9
--------------------------------------------------------------------------------
Netherlands                                       3,008,935                 2.5
--------------------------------------------------------------------------------
Switzerland                                       2,807,957                 2.3
--------------------------------------------------------------------------------
Denmark                                           2,588,443                 2.2
--------------------------------------------------------------------------------
Ireland                                           2,349,959                 2.0
--------------------------------------------------------------------------------
Hong Kong                                         2,180,090                 1.8
--------------------------------------------------------------------------------
                                               $110,003,535                92.0%

SECTOR DIVERSIFICATION
July 31, 2001

                                                                      Percent of
                                               U.S. $ Value           Net Assets
--------------------------------------------------------------------------------
Basic Industry                                 $  4,546,409                 3.8%
--------------------------------------------------------------------------------
Capital Goods                                     6,101,193                 5.1
--------------------------------------------------------------------------------
Consumer Manufacturing                            2,321,146                 1.9
--------------------------------------------------------------------------------
Consumer Services                                26,954,770                22.5
--------------------------------------------------------------------------------
Consumer Staples                                  3,574,791                 3.0
--------------------------------------------------------------------------------
Energy                                            5,389,920                 4.5
--------------------------------------------------------------------------------
Finance                                          12,044,529                10.1
--------------------------------------------------------------------------------
Healthcare                                       21,904,397                18.3
--------------------------------------------------------------------------------
Technology                                       30,840,828                25.8
--------------------------------------------------------------------------------
Transportation                                    2,460,093                 2.1
--------------------------------------------------------------------------------
Utilities                                         2,610,178                 2.2
--------------------------------------------------------------------------------
Total Investments*                              118,748,254                99.3
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities            797,120                 0.7
--------------------------------------------------------------------------------
Net Assets                                     $119,545,374               100.0%
--------------------------------------------------------------------------------

*     Excludes short-term obligations.


--------------------------------------------------------------------------------
12 o ALLIANCE GLOBAL SMALL CAP FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
July 31, 2001

Company                                                 Shares     U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-99.3%

United States Investments-53.5%

Technology-15.9%
Communication Equipment-0.6%
Digital Lightwave, Inc.(a)..................             9,200    $     188,324
New Focus, Inc.(a)..........................            23,400          117,000
ONI Systems Corp.(a)........................            14,500          335,675
                                                                  -------------
                                                                        640,999
                                                                  -------------
Computer Services-0.7%
Affiliated Computer Services, Inc. Cl.A(a)..            10,300          853,252
                                                                  -------------

Contract Manufacturing-2.0%
DDI Corp.(a)................................            42,700          830,088
Plexus Corp.(a).............................            12,800          458,368
Semtech Corp.(a)............................            28,900        1,070,745
                                                                  -------------
                                                                      2,359,201
                                                                  -------------
Internet Media-0.3%
EarthLink, Inc.(a)..........................            21,200          347,044
                                                                  -------------

Networking Software-0.3%
Stratos Lightwave, Inc.(a)..................            34,900          331,899
                                                                  -------------

Semi-Conductor Capital Equipment-1.2%
Credence Systems Corp.(a)...................            23,100          478,170
Lam Research Corp.(a).......................            18,600          520,614
Varian Semiconductor Equipment
   Associates, Inc.(a)......................            13,600          478,176
                                                                  -------------
                                                                      1,476,960
                                                                  -------------
Semi-Conductor Components-4.3%
ANADIGICS, Inc(a)...........................            24,000          398,160
Brooks Automation, Inc.(a)..................             8,000          380,560
Conexant Systems, Inc.(a)...................            34,500          328,095
Cypress Semiconductor Corp.(a)..............            26,800          731,104
Elantec Semiconductor, Inc.(a)..............            14,500          547,375
Intersil Holding Corp. Cl.A(a)..............            25,600          888,320
Micrel, Inc.(a).............................            17,400          586,032
Microchip Technology, Inc.(a)...............            20,100          729,630
TranSwitch Corp.(a).........................            24,100          198,584
Virata Corp.(a).............................            31,400          382,138
                                                                  -------------
                                                                      5,169,998
                                                                  -------------
Software-3.8%
Actuate Corp.(a)............................            71,100          726,642
Electronic Arts, Inc.(a)....................            13,500          768,420
Informatica Corp.(a)........................            41,500          343,205
Macrovision Corp.(a)........................            11,500          555,795
Manugistics Group, Inc.(a)..................             8,400          182,364


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                 Shares     U.S. $ Value
--------------------------------------------------------------------------------

MatrixOne, Inc.(a)..........................            29,900    $     473,915
NetIQ Corp.(a)..............................            17,700          583,923
Quest Software, Inc.(a).....................            33,500          940,345
                                                                  -------------
                                                                      4,574,609
                                                                  -------------
Miscellaneous-2.7%
Aeroflex, Inc.(a)...........................            40,900          427,405
Amphenol Corp. Cl.A(a)......................            15,500          642,940
Exar Corp.(a)...............................            29,900          719,095
Power-One, Inc.(a)..........................            22,600          350,300
Sunplus Technology Co., Ltd. (GDR) WI.......            59,645          368,308
Tektronix, Inc.(a)..........................            30,700          696,583
                                                                  -------------
                                                                      3,204,631
                                                                  -------------
                                                                     18,958,593
                                                                  -------------
Health Care-14.3%
Biotechnology-4.4%
Aviron(a)...................................             9,700          255,110
CV Therapeutics, Inc.(a)....................            10,600          476,046
deCode GENETICS, Inc.(a)....................            44,000          367,400
Gilead Sciences, Inc.(a)....................            11,300          579,577
Matrix Pharmaceutical, Inc.(a)..............            65,100          719,355
OSI Pharmaceuticals, Inc.(a)................            13,800          597,678
The Medicines Co.(a)........................            29,300          470,851
Titan Pharmaceuticals, Inc.(a)..............            22,500          258,750
Trimeris, Inc.(a)...........................            18,300          733,647
United Therapeutics Corp.(a)................            28,400          346,764
Waters Corp.(a).............................            17,100          504,450
                                                                  -------------
                                                                      5,309,628
                                                                  -------------
Drugs-4.7%
CIMA Labs, Inc.(a)..........................            22,700        1,463,242
ICN Pharmaceuticals, Inc. ..................            25,300          777,975
InterMune, Inc.(a)..........................            20,600          860,256
Medicis Pharmaceutical Corp.(a).............            14,000          674,800
Noven Pharmaceuticals, Inc.(a)..............            24,700          926,250
SICOR, Inc.(a)..............................            34,500          859,050
                                                                  -------------
                                                                      5,561,573
                                                                  -------------
Medical Products-2.5%
Biosite Diagnostics, Inc.(a)................            22,900          783,409
Cytyc Corp.(a)..............................            30,000          748,200
DUSA Pharmaceuticals, Inc.(a)...............            29,000          408,610
Fisher Scientific International, Inc.(a)....            23,900          644,105
INAMED Corp.(a).............................            18,200          421,512
                                                                  -------------
                                                                      3,005,836
                                                                  -------------
Medical Services-2.0%
Bergen Brunswig Corp. Cl.A..................            17,100          361,323
Priority Healthcare Corp. Cl.B(a)...........            31,000          742,450
Universal Health Services, Inc. Cl.B(a).....            13,400          663,300


--------------------------------------------------------------------------------
14 o ALLIANCE GLOBAL SMALL CAP FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                 Shares     U.S. $ Value
--------------------------------------------------------------------------------

US Oncology, Inc.(a)........................            30,600    $     247,554
Ventiv Health, Inc.(a)......................            33,500          399,320
                                                                  -------------
                                                                      2,413,947
                                                                  -------------
Miscellaneous-0.7%
Albany Molecular Research, Inc.(a)..........            16,000          497,440
HealthExtras, Inc.(a).......................            42,200          355,746
                                                                  -------------
                                                                        853,186
                                                                  -------------
                                                                     17,144,170
                                                                  -------------
Consumer Services-8.8%
Advertising-0.3%
Getty Images, Inc.(a).......................            19,500          355,680
                                                                  -------------

Broadcasting & Cable-1.5%
Hispanic Broadcasting Corp.(a)..............            12,700          298,450
Insight Communications Co., Inc. Cl.A(a)....             1,200           31,032
Mediacom Communications Corp. Cl.A(a).......            28,100          491,750
Sirius Satellite Radio, Inc.(a).............            25,500          205,275
ValueVision International, Inc. Cl.A(a).....            27,000          487,620
XM Satellite Radio Holdings, Inc. Cl.A(a)...            21,000          256,830
                                                                  -------------
                                                                      1,770,957
                                                                  -------------
Printing & Publishing-0.6%
Barnes & Noble, Inc.(a).....................            17,000          666,400
                                                                  -------------

Retail - General Merchandise-3.0%
American Eagle Outfitters, Inc.(a)..........            20,600          757,050
CDW Computer Centers, Inc.(a)...............            22,700          975,419
MSC Industrial Direct Co., Inc. Cl.A(a).....            41,000          717,090
THQ, Inc.(a)................................            15,800          784,470
Ultimate Electronics, Inc.(a)...............            13,700          369,215
                                                                  -------------
                                                                      3,603,244
                                                                  -------------
Miscellaneous-3.4%
Career Education Corp.(a)...................             9,300          567,300
ChoicePoint, Inc.(a)........................             7,250          296,017
Edison Schools, Inc. Cl.A(a)................            16,000          292,000
Iron Mountain, Inc.(a)......................            23,100        1,008,084
ScanSource, Inc.(a).........................            10,000          485,800
SmartForce Public Ltd., Co.(a)..............            18,700          724,064
West Corp.(a)...............................            30,500          754,875
                                                                  -------------
                                                                      4,128,140
                                                                  -------------
                                                                     10,524,421
                                                                  -------------
Finance-4.5%
Banking - Regional-0.1%
Greater Bay Bancorp.........................             5,900          155,937
                                                                  -------------

Brokerage & Money Management-0.4%
BlackRock, Inc. Cl.A(a).....................            10,400          414,440
                                                                  -------------


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 15

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                 Shares     U.S. $ Value
--------------------------------------------------------------------------------

Insurance-2.5%
Arthur J. Gallagher & Co. ..................            23,000    $     632,500
Everest Re Group, Ltd. .....................            14,300        1,002,430
Reinsurance Group of America, Inc. .........            17,700          691,716
RenaissanceRe Holdings, Ltd. ...............             9,300          673,320
                                                                  -------------
                                                                      2,999,966
                                                                  -------------
Miscellaneous-1.5%
AmeriCredit Corp.(a)........................             9,000          553,410
Investors Financial Services Corp. .........             6,500          482,170
Radian Group, Inc. .........................            19,500          780,390
                                                                  -------------
                                                                      1,815,970
                                                                  -------------
                                                                      5,386,313
                                                                  -------------
Capital Goods-3.0%
Electrical Equipment-1.4%
C&D Technologies, Inc. .....................            16,300          509,375
Cabot Microelectronics Corp.(a).............             6,900          484,725
L-3 Communications Holdings, Inc.(a)........             9,500          708,700
                                                                  -------------
                                                                      1,702,800
                                                                  -------------
Machinery-1.1%
Cooper Cameron Corp.(a).....................            13,300          677,103
Grant Prideco, Inc.(a)......................            41,200          559,084
                                                                  -------------
                                                                      1,236,187
                                                                  -------------
Pollution Control-0.5%
Tetra Tech, Inc.(a).........................            27,600          626,520
                                                                  -------------
                                                                      3,565,507
                                                                  -------------
Energy-2.7%
Domestic Producers-1.4%
Capstone Turbine Corp.(a)...................            21,900          254,478
Kerr-McGee Corp. ...........................            11,300          713,934
Newfield Exploration Co.(a).................            21,800          727,902
                                                                  -------------
                                                                      1,696,314
                                                                  -------------
Oil Service-1.2%
Spinnaker Exploration Co.(a)................            17,300          697,190
W-H Energy Services, Inc.(a)................            31,200          731,640
                                                                  -------------
                                                                      1,428,830
                                                                  -------------
Miscellaneous-0.1%
Peabody Energy Corp. .......................             4,000           99,920
                                                                  -------------
                                                                      3,225,064
                                                                  -------------
Utilities-1.3%
Electric & Gas Utility-0.4%
Orion Power Holdings, Inc.(a)...............            22,300          461,610
                                                                  -------------


--------------------------------------------------------------------------------
16 o ALLIANCE GLOBAL SMALL CAP FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                 Shares     U.S. $ Value
--------------------------------------------------------------------------------

Miscellaneous-0.9%
Flag Telecom Holdings, Ltd.(a)..............           110,500    $     350,285
GT Group Telecom, Inc. Cl.B(a)..............            83,200          413,504
Rural Cellular Corp. Cl.A(a)................             9,300          395,901
                                                                  -------------
                                                                      1,159,690
                                                                  -------------
                                                                      1,621,300
                                                                  -------------
Basic Industry-1.2%
Chemicals-0.6%
OM Group, Inc. .............................            12,400          725,400
                                                                  -------------

Paper & Forest Products-0.6%
Pactiv Corp.(a).............................            48,400          751,652
                                                                  -------------
                                                                      1,477,052
                                                                  -------------
Transportation-0.8%
Air Freight-0.8%
C.H. Robinson Worldwide, Inc. ..............            16,500          507,375
Expeditors International of Washington, Inc.             8,100          460,242
                                                                  -------------
                                                                        967,617
                                                                  -------------
Consumer Staples-0.6%
Food-0.6%
Performance Food Group Co.(a)...............            22,800          693,120
                                                                  -------------

Consumer Manufacturing-0.4%
Building & Related-0.4%
Lennar Corp. ...............................            10,100          463,489
                                                                  -------------

Total United States Investments
   (cost $71,816,976).......................                         64,026,646
                                                                  -------------

Foreign Investments-45.8%
Australia-0.4%
WMC, Ltd. ..................................           115,600          507,808
                                                                  -------------

Austria-0.9%
Cybertron Telekom AG........................           103,500          308,071
Schoeller-Bleckmann Oilfield Equipment AG...            85,000          759,015
Yline Internet Business Services AG(a)......            13,900           66,928
                                                                  -------------
                                                                      1,134,014
                                                                  -------------
Denmark-2.2%
ISS A/S(a)..................................            15,600          943,849
Kobenhavns Lufthavne A/S
   (Copenhagen Airports A/S)................            16,500        1,250,301
NEG Micon A/S(a)............................             8,650          394,293
                                                                  -------------
                                                                      2,588,443
                                                                  -------------


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 17

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                 Shares     U.S. $ Value
--------------------------------------------------------------------------------

Finland-1.8%
Sampo-Leonia Insurance......................           176,595    $   1,476,431
Tecnomen Oyj................................           150,000          286,272
TietoEnator Oyj.............................            14,800          358,899
                                                                  -------------
                                                                      2,121,602
                                                                  -------------
France-0.7%
Elior.......................................            20,000          227,617
Pechiney, SA................................            12,000          614,566
                                                                  -------------
                                                                        842,183
                                                                  -------------
Germany-2.9%
Altana AG...................................            27,132        1,025,642
Austria Technologie & Systemtechnik AG......            19,900          193,552
Brokat Infosystem AG(a).....................            34,200           67,067
Direkt Anlage Bank AG(a)....................            23,300          314,129
Fabasoft AG(a)..............................            69,000          120,812
Fraport AG(a)...............................            16,526          434,030
Nordex AG(a)................................            90,000          823,361
Primacom AG (ADR)...........................            92,529          441,474
                                                                  -------------
                                                                      3,420,067
                                                                  -------------
Hong Kong-1.8%
Legend Holdings, Ltd. ......................           610,000          326,519
Li & Fung, Ltd. ............................           378,000          625,178
Television Broadcasting, Ltd. ..............           293,000        1,228,393
                                                                  -------------
                                                                      2,180,090
                                                                  -------------
Ireland-2.0%
CRH Plc.....................................            54,302          932,709
Iona Technologies Plc (ADR)(a)..............            44,000          759,000
Riverdeep Group Plc (ADR)(a)................            25,000          658,250
                                                                  -------------
                                                                      2,349,959
                                                                  -------------
Japan-15.2%
Bank of Fukuoka, Ltd. ......................           503,000        2,141,110
Banyu Pharmaceutical Co., Ltd. .............            83,000        1,387,982
Canon Sales Co., Inc. ......................           103,000          881,821
Fast Retailing Co., Ltd. ...................             4,200          751,416
Fujisawa Pharmaceutical Co., Ltd. ..........            26,000          541,927
Hoya Corp. .................................            30,000        1,901,104
Kose Corp. .................................            52,000        1,830,693
Macnica, Inc. ..............................             8,900          354,633
Matsui Securities Co., Ltd.(a)..............            44,000          492,879
Net One Systems Co., Ltd. ..................                60        1,118,579
Nippon Broadcasting System..................            31,000        1,036,806
Nippon System Development Co., Ltd. ........            12,000          618,339
Nippon Television Network Corp. ............             3,500          736,238
Pioneer Corp. ..............................            18,000          455,113
Sankyo Co., Ltd. ...........................            48,300        1,283,053
Shionogi & Co., Ltd. .......................            44,000          867,819
Sumitomo Bakelite Co., Ltd. ................           145,000          946,712


--------------------------------------------------------------------------------
18 o ALLIANCE GLOBAL SMALL CAP FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                 Shares     U.S. $ Value
--------------------------------------------------------------------------------

Suzuki Motor Corp. .........................            40,000    $     469,835
UFJ Holdings, Inc. .........................                68          304,609
                                                                  -------------
                                                                     18,120,668
                                                                  -------------
Netherlands-2.5%
DSM NV .....................................            27,800        1,000,271
IHC Caland NV...............................            12,600          591,795
Libertel NV(a)..............................            81,300          718,858
OpenTV Corp. Cl.A(a)........................            60,600          603,576
United Pan-Europe Communications NV(a)......            80,500           94,435
                                                                  -------------
                                                                      3,008,935
                                                                  -------------
Singapore-1.0%
City Developments, Ltd. ....................            76,000          259,220
DBS Group Holdings, Ltd. ...................            51,366          384,583
Singapore Press Holdings, Ltd. .............            48,000          513,782
                                                                  -------------
                                                                      1,157,585
                                                                  -------------
South Africa-0.2%
M-Cell, Ltd. ...............................           115,400          195,731
                                                                  -------------

South Korea-0.7%
SK Telecom Co., Ltd. (ADR)..................            44,500          815,685
                                                                  -------------

Spain-3.6%
Aldeasa, SA.................................            63,000        1,213,925
Recoletos Compania Editorial, SA............            93,720          412,697
Sogecable, SA(a)............................            93,600        2,127,217
Terra Networks, SA..........................            12,300           83,021
Zeltia, SA..................................            66,250          531,267
                                                                  -------------
                                                                      4,368,127
                                                                  -------------
Sweden-1.2%
Atlas Copco AB..............................            37,200          789,664
Sandvik AB..................................            29,700          592,714
Song Networks Holding AB(a).................            42,600           63,761
                                                                  -------------
                                                                      1,446,139
                                                                  -------------
Switzerland-2.3%
Actelion, Ltd.(a)...........................             6,400          175,916
EMTS Technologie AG(a)......................            24,600        1,168,005
Serono SA-B.................................               430          405,590
Unique Zurich Airport.......................             9,100        1,058,446
                                                                  -------------
                                                                      2,807,957
                                                                  -------------
Thailand-0.4%
Advanced Info Service Public Co., Ltd. .....            53,000          523,972
CMIC Finance & Security Public Co.(a)(b)....           110,000                0
                                                                  -------------
                                                                        523,972
                                                                  -------------


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 19

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                     Shares or
                                                     Principal
                                                        Amount
Company                                                  (000)     U.S. $ Value
--------------------------------------------------------------------------------

United Kingdom-6.0%
Autonomy Corp. Plc(a).......................           101,500    $     423,818
easyJet Plc(a)..............................            97,000          587,497
Energis Plc(a)..............................           279,000          485,076
Friends Provident Plc(a)....................           161,500          558,123
Land Securities Plc.........................            58,113          727,132
Lattice Group Plc...........................           670,000        1,573,061
Matalan Plc.................................            82,200          579,859
Misys Plc...................................           136,000          724,863
NDS Group Plc (ADR)(a)......................            26,500          927,500
WPP Group Plc...............................            51,400          545,714
                                                                  -------------
                                                                      7,132,643
                                                                  -------------
Total Foreign Investments
   (cost $75,895,514).......................                         54,721,608
                                                                  -------------

Total Common Stocks
   (cost $147,712,490)......................                        118,748,254
                                                                  -------------

SHORT-TERM INVESTMENT-1.4%
Time Deposit-1.4%
State Street Euro Dollar
   3.25%, 8/01/01
   (amortized cost $1,638,000)..............            $1,638        1,638,000
                                                                  -------------

Total Investments-100.7%
   (cost $149,350,490)......................                        120,386,254
Other assets less liabilities-(0.7%)........                           (840,880)
                                                                  -------------

Net Assets-100%.............................                      $ 119,545,374
                                                                  =============

(a)   Non-income producing security.

(b)   Illiquid security, valued at fair market value (see Note A).

      Glossary of Terms:

      ADR - American Depositary Receipt.

      GDR - Global Depositary Receipt.

      WI - When Issued.

      See notes to financial statements.


--------------------------------------------------------------------------------
20 o ALLIANCE GLOBAL SMALL CAP FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
July 31, 2001

Assets
Investments in securities, at value (cost $149,350,490) ......    $ 120,386,254
Cash .........................................................              206
Collateral held for securities loaned ........................        5,723,449
Receivable for investment securities sold and foreign
   currency contracts ........................................        2,184,673
Receivable for capital stock sold ............................          965,278
Dividends and interest receivable ............................           75,401
                                                                  -------------
Total assets .................................................      129,335,261
                                                                  -------------
Liabilities
Payable for collateral received on securities loaned .........        5,723,449
Payable for investment securities purchased and
   foreign currency contracts ................................        3,451,899
Payable for capital stock redeemed ...........................          182,360
Management fee payable .......................................          103,340
Distribution fee payable .....................................           57,798
Accrued expenses and other liabilities .......................          271,041
                                                                  -------------
Total liabilities ............................................        9,789,887
                                                                  -------------
Net Assets ...................................................    $ 119,545,374
                                                                  =============
Composition of Net Assets
Capital stock, at par ........................................    $     143,892
Additional paid-in capital ...................................      166,331,790
Accumulated net investment loss ..............................         (359,547)
Accumulated net realized loss on investments and
   foreign currency transactions .............................      (17,604,064)
Net unrealized depreciation of investments and
   foreign currency denominated assets and liabilities .......      (28,966,697)
                                                                  -------------
                                                                  $ 119,545,374
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($74,639,295 / 8,538,716 shares of capital stock
   issued and outstanding) ...................................            $8.74
Sales charge--4.25% of public offering price .................              .39
                                                                          -----
Maximum offering price .......................................            $9.13
                                                                          =====
Class B Shares
Net asset value and offering price per share
   ($35,499,765 / 4,638,554 shares of capital stock
   issued and outstanding) ...................................            $7.65
                                                                          =====
Class C Shares
Net asset value and offering price per share
   ($8,608,880 / 1,121,875 shares of capital stock
   issued and outstanding) ...................................            $7.67
                                                                          =====
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($797,434 / 90,030 shares of capital stock
   issued and outstanding) ...................................            $8.86
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 21

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended July 31, 2001

Investment Income
Dividends (net of foreign taxes
   withheld of $139,724) ....................     $   891,348
Interest ....................................         353,450      $  1,244,798
                                                  -----------
Expenses
Advisory fee ................................       1,565,028
Distribution fee - Class A ..................         280,686
Distribution fee - Class B ..................         494,578
Distribution fee - Class C ..................         129,056
Transfer agency .............................         667,423
Custodian ...................................         234,232
Administrative ..............................         136,300
Printing ....................................         130,758
Audit and legal .............................          94,561
Registration ................................          53,745
Directors' fees .............................          22,000
Miscellaneous ...............................          14,211
                                                  -----------
Total expenses ..............................       3,822,578
Less: expense offset arrangement
   (see Note B) .............................         (17,904)
                                                  -----------
Net expenses ................................                         3,804,674
                                                                   ------------
Net investment loss .........................                        (2,559,876)
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized loss on investment
   transactions .............................                       (16,577,431)
Net realized loss on foreign currency
   transactions .............................                          (638,182)
Net change in unrealized
   appreciation/depreciation of:
   Investments ..............................                       (46,127,641)
   Foreign currency denominated assets
     and liabilities ..........................                           1,103
                                                                   ------------
Net loss on investments and foreign
   currency transactions ....................                       (63,342,151)
                                                                   ------------
Net Decrease in Net Assets
   from Operations ..........................                      $(65,902,027)
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
22 o ALLIANCE GLOBAL SMALL CAP FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                 Year Ended        Year Ended
                                                  July 31,          July 31,
                                                    2001              2000
                                                =============     =============
Increase (Decrease) in Net Assets
from Operations
Net investment loss ........................    $  (2,559,876)    $  (2,232,452)
Net realized gain (loss) on investments
   and foreign currency transactions .......      (17,215,613)       26,964,900
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities ......      (46,126,538)        5,063,662
                                                -------------     -------------
Net increase (decrease) in net assets
   from operations .........................      (65,902,027)       29,796,110
Distributions to Shareholders from:
Distributions in excess of net realized
   gain on investments
   Class A .................................      (13,477,559)       (1,378,774)
   Class B .................................       (8,166,833)         (559,968)
   Class C .................................       (2,126,095)         (131,883)
   Advisor Class ...........................          (79,284)           (3,350)
Capital Stock Transactions
Net increase ...............................        3,225,731        63,734,257
                                                -------------     -------------
Total increase (decrease) ..................      (86,526,067)       91,456,392
Net Assets
Beginning of period ........................      206,071,441       114,615,049
                                                -------------     -------------
End of period ..............................    $ 119,545,374     $ 206,071,441
                                                =============     =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
July 31, 2001

NOTE A

Significant Accounting Policies

Alliance Global Small Cap Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued


--------------------------------------------------------------------------------
24 o ALLIANCE GLOBAL SMALL CAP FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and foreign exchange currency contracts, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accor-


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 25

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

dance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to foreign currency transactions and net operating losses, resulted in a net decrease in accumulated net realized loss on investments and foreign currency transactions, a decrease in accumulated net investment loss and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Management Fees and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Manager") a management fee at an annual rate of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the management agreement, the Fund paid $136,300 to the Manager representing the cost of certain legal and accounting services provided to the Fund by the Manager for the year ended July 31, 2001.

The Fund compensates Alliance Global Investor Services, Inc. (formerly, Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Manager, in accordance with a Services Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $490,353 for the year ended July 31, 2001.

For the year ended July 31, 2001, the Fund's expenses were reduced by $17,904 under an expense offset arrangement with Alliance Global Investor Services, Inc.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Manager, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $32,179 from the sales of Class A shares and $4,245, $81,896 and $9,940 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2001.

Brokerage commissions paid on investment transactions for the year ended July 31, 2001, amounted to $396,118. For the period from August 1, 2000 to October 31, 2000, no commission was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin, & Jenrette Securities Corp. ("DLJ"), an affiliate of the Manager (whose affiliation ended on November 2, 2000), nor to DLJ directly. Effective October 2, 2000, Sanford C. Bernstein & Co. LLC ("SCB") became an affiliate of the Manager. For the period from October 2, 2000 to July 31, 2001, no brokerage commission was paid to SCB.


--------------------------------------------------------------------------------
26 o ALLIANCE GLOBAL SMALL CAP FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $3,719,135 and $1,039,347 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Manager may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $184,218,260 and $195,649,176, respectively, for the year ended July 31, 2001. There were no purchases or sales of U.S. government and government agency obligations for the year ended July 31, 2001.

At July 31, 2001, the cost of investments for federal income tax purposes was $151,696,435. Accordingly, gross unrealized appreciation of investments was $9,710,880 and gross unrealized depreciation of investments was $41,021,061, resulting in net unrealized depreciation of $31,310,181, excluding foreign currency transactions.

Capital and currency losses incurred after October 31 (post-October losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer post October net capital and currency losses of $15,258,119 and $363,924, respectively, during the current fiscal year 2001. These carryover losses may be used to offset future gains. To the extent they are so used, future gains will not be distributed to shareholders until they exceed available loss carryovers.

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 27

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

There were no forward exchange currency contracts outstanding at July 31, 2001.

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with UBS/Paine Webber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Fund. UBS/Paine Webber will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of July 31, 2001, the Fund had loaned securities with a value of $5,465,989 and received cash collateral of $5,723,449. For the year ended July 31, 2001, the Fund received fee income of $58,273 which is included in interest income in the accompanying statement of operations.


--------------------------------------------------------------------------------
28 o ALLIANCE GLOBAL SMALL CAP FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE F

Capital Stock

There are 12,000,000,000 shares of $.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C, and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                       ------------------------    ----------------------------
                                Shares                        Amount
                       ------------------------    ----------------------------
                       Year Ended    Year Ended      Year Ended      Year Ended
                         July 31,      July 31,        July 31,        July 31,
                             2001          2000            2001            2000
                       --------------------------------------------------------
Class A
Shares sold             7,875,171     4,707,931    $ 84,191,462    $ 69,245,773
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions           952,614        90,314      11,383,713       1,143,434
--------------------------------------------------------------------------------
Shares converted
  from Class B             41,838        99,018         486,387       1,437,368
--------------------------------------------------------------------------------
Shares redeemed        (8,306,180)   (3,537,477)    (89,665,557)    (50,604,797)
--------------------------------------------------------------------------------
Net increase              563,443     1,359,786    $  6,396,005    $ 21,221,778
================================================================================

Class B
Shares sold             1,002,125     2,907,356    $ 10,481,725    $ 43,066,147
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions           720,334        46,649       7,585,133         533,216
--------------------------------------------------------------------------------
Shares converted
  to Class A              (47,288)     (109,806)       (486,387)     (1,437,368)
--------------------------------------------------------------------------------
Shares redeemed        (1,828,208)     (910,332)    (17,672,131)    (12,326,311)
--------------------------------------------------------------------------------
Net increase
  (decrease)             (153,037)    1,933,867    $    (91,660)   $ 29,835,684
================================================================================

Class C
Shares sold               694,036     1,102,402    $  6,503,872    $ 16,596,295
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions           194,783        10,944       2,054,966         125,410
--------------------------------------------------------------------------------
Shares redeemed        (1,204,958)     (341,683)    (12,050,591)     (4,534,218)
--------------------------------------------------------------------------------
Net increase
  (decrease)             (316,139)      771,663    $ (3,491,753)   $ 12,187,487
================================================================================

Advisor Class
Shares sold                63,397        43,166    $    631,908    $    698,733
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions             5,971           237          72,250           3,028
--------------------------------------------------------------------------------
Shares redeemed           (25,588)      (13,211)       (291,019)       (212,453)
--------------------------------------------------------------------------------
Net increase               43,780        30,192    $    413,139    $    489,308
================================================================================


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 29

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Manager, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2001.

NOTE H

Concentration of Risk

Investing in securities of foreign companies involves special risks which include revaluation of currencies and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.


--------------------------------------------------------------------------------
30 o ALLIANCE GLOBAL SMALL CAP FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                  ---------------------------------------------------------------------------
                                                                    Class A
                                  ---------------------------------------------------------------------------
                                                              Year Ended July 31,
                                  ---------------------------------------------------------------------------
                                         2001            2000            1999            1998            1997
                                  ---------------------------------------------------------------------------
Net asset value,
  beginning of period .........        $15.13          $11.66          $12.14          $12.87          $11.61
                                  ---------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ........          (.15)           (.16)           (.08)           (.11)           (.15)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................         (4.51)           3.83             .76             .37            2.97
                                  ---------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................         (4.66)           3.67             .68             .26            2.82
                                  ---------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ..............            -0-           (.20)          (1.16)           (.99)          (1.56)
Distributions in excess of
  net realized gains ..........         (1.73)             -0-             -0-             -0-             -0-
                                  ---------------------------------------------------------------------------
Total distributions ...........         (1.73)           (.20)          (1.16)           (.99)          (1.56)
Net asset value,
  end of period ...............        $ 8.74          $15.13          $11.66          $12.14          $12.87
                                  ===========================================================================
Total Return
Total investment return based
  on net asset value(b) .......        (33.85)%         31.81%           7.51%           2.49%          26.47%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............       $74,639        $120,687         $77,164         $82,843         $85,217
Ratio to average net assets of:
  Expenses(c) .................          2.14%           2.02%           2.37%           2.16%           2.41%
  Net investment loss .........         (1.33)%         (1.07)%          (.79)%          (.88)%         (1.25)%
Portfolio turnover rate .......           121%            133%            120%            113%            129%

See footnote summary on page 35.


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 31

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                  ----------------------------------------------------------------------
                                                                 Class B
                                  ----------------------------------------------------------------------
                                                            Year Ended July 31,
                                  ----------------------------------------------------------------------
                                        2001           2000           1999           1998           1997
                                  ----------------------------------------------------------------------
Net asset value,
  beginning of period .........       $13.59         $10.57         $11.20         $12.03         $11.03
                                  ----------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ........         (.21)          (.24)          (.15)          (.18)          (.21)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................        (4.00)          3.46            .68            .34           2.77
                                  ----------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................        (4.21)          3.22            .53            .16           2.56
                                  ----------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ..............           -0-          (.20)         (1.16)          (.99)         (1.56)
Distributions in excess of
  net realized gains ..........        (1.73)            -0-            -0-            -0-            -0-
                                  ----------------------------------------------------------------------
Total distributions ...........        (1.73)          (.20)         (1.16)          (.99)         (1.56)
Net asset value,
  end of period ...............       $ 7.65         $13.59         $10.57         $11.20         $12.03
                                  ======================================================================
Total Return
Total investment return based
  on net asset value(b)  ......       (34.44)%        30.82%          6.74%          1.80%         25.42%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............      $35,500        $65,097        $30,205        $38,827        $31,946
Ratio to average net assets of:
  Expenses(c) .................         2.90%          2.76%          3.14%          2.88%          3.11%
  Net investment loss .........        (2.10)%        (1.82)%        (1.59)%        (1.58)%        (1.92)%
Portfolio turnover rate .......          121%           133%           120%           113%           129%

See footnote summary on page 35.


--------------------------------------------------------------------------------
32 o ALLIANCE GLOBAL SMALL CAP FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                  ----------------------------------------------------------------------
                                                                 Class C
                                  ----------------------------------------------------------------------
                                                            Year Ended July 31,
                                  ----------------------------------------------------------------------
                                        2001           2000           1999           1998           1997
                                  ----------------------------------------------------------------------
Net asset value,
  beginning of period .........       $13.62         $10.59         $11.22         $12.05         $11.05
                                  ----------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ........         (.21)          (.24)          (.16)          (.19)          (.22)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................        (4.01)          3.47            .69            .35           2.78
                                  ----------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................        (4.22)          3.23            .53            .16           2.56
                                  ----------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ..............           -0-          (.20)         (1.16)          (.99)         (1.56)
Distributions in excess of
  net realized gains ..........        (1.73)            -0-            -0-            -0-            -0-
                                  ----------------------------------------------------------------------
Total distributions ...........        (1.73)          (.20)         (1.16)          (.99)         (1.56)
Net asset value,
  end of period ...............       $ 7.67         $13.62         $10.59         $11.22         $12.05
                                  ======================================================================
Total Return
Total investment return based
  on net asset value(b)  ......       (34.43)%        30.86%          6.72%          1.79%         25.37%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............       $8,609        $19,580         $7,058         $9,471         $8,718
Ratio to average net assets of:
  Expenses(c) .................         2.89%          2.75%          3.15%          2.88%          3.10%
  Net investment loss .........        (2.12)%        (1.80)%        (1.61)%        (1.59)%        (1.93)%
Portfolio turnover rate .......          121%           133%           120%           113%           129%

See footnote summary on page 35.


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 33

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                  -------------------------------------------------------
                                                       Advisor Class
                                  -------------------------------------------------------
                                                                               October 2,
                                              Year Ended July 31,              1996(d) to
                                  -------------------------------------------    July 31,
                                     2001        2000        1999        1998        1997
                                  -------------------------------------------------------
Net asset value,
  beginning of period .........    $15.28      $11.74      $12.20      $12.89      $12.56
                                  -------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ........      (.11)       (.12)       (.07)       (.07)       (.08)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................     (4.58)       3.86         .77         .37        1.97
                                  -------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................     (4.69)       3.74         .70         .30        1.89
                                  -------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ..............        -0-       (.20)      (1.16)       (.99)      (1.56)
Distributions in excess of
  net realized gains ..........     (1.73)         -0-         -0-         -0-         -0-
                                  -------------------------------------------------------
Total distributions ...........     (1.73)       (.20)      (1.16)       (.99)      (1.56)
Net asset value,
  end of period ...............    $ 8.86      $15.28      $11.74      $12.20      $12.89
                                  =======================================================
Total Return
Total investment return based
  on net asset value(b)  ......    (33.71)%     32.19%       7.63%       2.82%      17.08%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............      $797        $707        $189        $392        $333
Ratio to average net assets of:
  Expenses(c) .................      1.83%       1.69%       2.13%       1.87%       2.05%(e)
  Net investment loss .........     (1.03)%      (.76)%      (.63)%      (.57)%      (.84)%(e)
Portfolio turnover rate .......       121%        133%        120%        113%        129%

See footnote summary on page 35.


--------------------------------------------------------------------------------
34 o ALLIANCE GLOBAL SMALL CAP FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                                                       Period
                                           Year Ended July 31,          Ended
                                      ----------------------------   July 31,
                                      2001    2000    1999    1998       1997
                                     -------------------------------------------
      Class A                        2.13%   2.01%   2.33%   2.14%      2.38%
      Class B                        2.89%   2.75%   3.11%   2.86%      3.08%
      Class C                        2.88%   2.74%   3.12%   2.85%      3.08%
      Advisor Class                  1.82%   1.68%   2.10%   1.84%      2.04%(e)

(d)   Commencement of distribution.

(e)   Annualized.


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 35

---------------------------
REPORT OF ERNST & YOUNG LLP
       INDEPENDENT AUDITORS
---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Alliance Global Small Cap Fund,
Inc.

We have audited the accompanying statement of assets and liabilities of Alliance Global Small Cap Fund, Inc., including the portfolio of investments, as of July 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Global Small Cap Fund, Inc. at July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
September 7, 2001


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36 o ALLIANCE GLOBAL SMALL CAP FUND

                                                                 ---------------
                                                                 TAX INFORMATION
                                                                 ---------------

TAX INFORMATION
(Unaudited)

In order to meet certain requirements of the Internal Revenue Code we are advising you that $764,779 of the capital gain distributions paid by the Fund during the fiscal year July 31, 2001 are subject to maximum tax rates of 20%.

The Fund intends to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to the shareholders for the fiscal year ended July 31, 2001 is $139,724. The foreign source income for information reporting purposes is $1,244,798.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2002.


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                                             ALLIANCE GLOBAL SMALL CAP FUND o 37

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

equity

Another term for stock.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.


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38 o ALLIANCE GLOBAL SMALL CAP FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $465 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 36 of the FORTUNE 100 companies and public retirement funds in 41 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 642 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/01.


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 39

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements

      Sign up to view your quarterly account statement on-line, rather than wait to receive paper copies in the mail--it's easy, convenient and saves you time and storage space.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
40 o ALLIANCE GLOBAL SMALL CAP FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Bruce Aronow, Vice President
Thomas Bardong, Vice President
Mark Breedon, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Distributor

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 41

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
42 o ALLIANCE GLOBAL SMALL CAP FUND

NOTES


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 43

NOTES


--------------------------------------------------------------------------------
44 o ALLIANCE GLOBAL SMALL CAP FUND

Alliance Global Small Cap Fund

1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

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